SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005
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                             J & J SNACK FOODS CORP.
                             -----------------------

             (Exact name of registrant as specified in its charter)

               New Jersey                0-14616               22-1935537
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            (State or Other            (Commission          (I.R.S. Employer
     Jurisdiction of Organization)     File Number)         Identification No.)

                   6000 Central Highway, Pennsauken, NJ 08109
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneouusly satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS


On January 20, 2005, J & J Snack Foods Corp. issued a press release regarding its earnings for the first quarter of fiscal 2005.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                         Description of Document

99.1                                   Press Release dated January 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        J & J SNACK FOODS CORP.

                                                By:   /s/   Gerald B. Shreiber
                                                      ------------------------

                                                      Gerald B. Shreiber
                                                      President


                                                      /s/   Dennis G. Moore
                                                      ------------------------

                                                      Dennis G. Moore
                                                      Chief Financial Officer

Date:  January 20, 2005

                                  EXHIBIT INDEX

Exhibit Number            Description

99.1                      Press Release dated January 20, 2005


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